Putnam
Tax-Free
Health Care
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-03

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[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

Dear Fellow Shareholder:

We are pleased to bring you news of positive performance by Putnam Tax-Free Health Care Fund for the fiscal year ended May 31, 2003. Your fund outperformed its peers as measured by its Lipper fund category average, although it lagged slightly behind its benchmark index. You will find the details on page 7.

Significant declines in state and local tax revenues, accompanied by credit rating downgrades of both municipalities and the corporate beneficiaries of industrial development bonds (see page 2), continued to plague the municipal bond market. The market was further tested as it faced the challenge of digesting a record level of new bonds issued during the period. In the following report, your fund's management team discusses performance and strategy in detail and provides its outlook for the fiscal year that has just begun.

In bringing you this news of your fund's performance, we would also like to take the opportunity to tell you how much we appreciate your confidence in Putnam. We will continue to do our utmost to deliver the best possible results for your fund.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 16, 2003



Report from Fund Management

Fund highlights

 * Putnam Tax-Free Health Care Fund's total return for the fiscal year that ended May 31, 2003, was 10.00% at net asset value and 10.22% at market price.

 * Due to the fund's lower average portfolio quality, it underperformed its benchmark, the Lehman Municipal Bond Index, which returned 10.36% for the period.

 * Due to its emphasis on the health-care sector, which performed better than many other sectors of the municipal market, the fund outperformed the average for the General and Insured Municipal Funds (Unleveraged) category tracked by Lipper Inc., which was 7.81%.

 * See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

In the fund's fiscal year, which ended May 31, 2003, fixed-income markets generally advanced. Putnam Tax-Free Health Care Fund ended its fiscal year with solid returns. The health-care sector fared better than other areas of the municipal bond market, but was not immune to the problems affecting the market as a whole. As evidence that the sector attracted investors, the fund's market price performance -- which reflects, in part, increases and decreases in the demand for shares -- was better than its results at net asset value. We were also pleased with the fund's outperformance of its Lipper peer group and believe this resulted from the health-care bonds we selected. However, we were disappointed that the fund underperformed the benchmark. We believe this occurred because the fund had less exposure to bonds in the highest-quality tiers of the investment-grade market, which performed well early in the year.


FUND PROFILE

Putnam Tax-Free Health Care Fund seeks to provide high current income free from federal income taxes, consistent with preservation of capital. It may be suitable for investors who are seeking tax-free income through a portfolio of municipal bonds concentrated in the health-care sector.


Market overview

The first half of the fiscal year was generally positive for the municipal bond market. In an environment marked by earnings disappointments, economic weakness, and allegations of corporate malfeasance, investors sought the relative safety of high-quality bonds. Increased demand for bonds pushed their prices higher, and many of your fund's holdings benefited.

In the fiscal second half, several factors tempered municipal bond performance, including significant declines in tax revenues and subsequent downgrades in municipalities' credit quality. United Airlines, which had provided credit backing for several municipal bond issues, filed for bankruptcy, as had US Airways in the months before. In late April, American Airlines narrowly avoided a similar fate. Various segments of the electric power sector were under duress as well. These difficulties put pressure on industrial development bonds (IDBs), which are issued by municipalities but backed by the credit of companies benefiting from the financing. Lastly, over $357 billion in municipal bonds was issued in 2002, an all-time record, which included the largest municipal bond issue in history, brought to market by the California Department of Water Resources. In 2003, supply continues to swell, and is on track to exceed the previous year's record. These negative factors had a dampening effect on municipal bond prices.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 5/31/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index                                             10.36%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable U.S. bonds)                        11.58%
-------------------------------------------------------------------------------
Lehman Government Bond Index (taxable U.S. government bonds)            13.49%
-------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index (taxable U.S. below-
investment-grade bonds                                                  13.26%

-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      -8.06%
-------------------------------------------------------------------------------
Russell 2000 Index (small- and midsize-company stocks)                  -8.18%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 -12.30%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 5/31/03.
-------------------------------------------------------------------------------

Strategy overview

The fund maintained its exposure to higher-yielding securities to pursue a higher return through the income and appreciation potential we believed they offered.

Interest-rate sensitivity is an important consideration in the management of bond portfolios. Duration is an investment term for measuring this interest-rate sensitivity and can be calculated from bond coupon rates and maturities. During the summer of 2002, we began implementing a defensive strategy (shorter duration, less sensitivity) in anticipation of rising interest rates. When interest rates rose in October, we returned to a more neutral duration as the outlook for growth in the economy was less clear. However, this positioning limited upside potential when the market rallied in May. As the period ended, we believed interest rates were unsustainably low and began to shift the portfolio back toward a more defensive position.

In early 2003, tax-exempt municipal bonds offered investors almost the same yield as comparable Treasury bonds. To take advantage of this opportunity, we established a "cross-market arbitrage position," in which we bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts. We believed that when the relationship between yields returned to more normal levels, the fund would benefit. Our thesis was that if interest rates should rise (causing bond prices to fall), the fund would have a loss on the municipal bonds, and yet, potential gains on the Treasury futures contracts would more than compensate for the loss. On the other hand, if rates should fall (causing bond prices to rise), a loss on the Treasury futures contracts would be mitigated by an even greater gain on the municipal bonds. The latter scenario began to occur as municipal bonds appreciated relative to Treasuries during the period.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                      as of 11/30/02          as of 5/31/03

Average effective
maturity in years                          11.8                    9.4

Duration in years                           7.1                    6.0

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities) over the six months ended May 31, 2003.

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.



How fund holdings affected performance

While the fund's mandate is to concentrate investments in the health-care sector, we have the ability to diversify the portfolio among different sectors of the municipal market. These sectors include the utility sector as well as the higher education sector. During the period, our buying activity focused on A- and BBB-rated bonds. These tiers offered the most value, in our view, as they lagged behind the more highly-rated credits during the fiscal period.

We sought to protect the portfolio from the pressures on state budgets that made headlines in many areas of the country, while still pursuing strategies across the credit-quality spectrum. We are monitoring the possible constraints on Medicaid funding that could strain some health-care institutions. To that end, we have focused new purchases in the higher-rated segments of the market. We also place a premium on bonds characterized by strong management and solid market share, or that are secured by mortgages. For example, during the fiscal year, we added to the fund bonds issued by Cuyahoga County, Ohio, for the Cleveland Clinic, an institution that has a strong national reputation and enjoys 32% market share in its region. Rated A1 by Moody's and A by S&P, these bonds have a 6% coupon and mature on January 1, 2032.

Similarly, we added a position in bonds issued by the Connecticut
Development Authority for Elim Park Baptist Home. The bonds are rated BBB+ by S&P, pay a 5.85% coupon, and mature on December 1, 2033. Elim Park is in stable financial condition, in our view, and has a solid operating history. We expect it to remain strong.

It should be noted that credit trends in the health-care sector involve several factors in addition to Medicaid issues. For example, some health-care providers are under pressure from high malpractice premiums, while others are struggling with rising labor costs, primarily because of a scarcity of skilled nurses. That said, the health-care industry varies across regions and states with thousands of individual issuers. We believe there are many improving credits in spite of some of the issues just mentioned.

[GRAPHIC OMITTED pie chart PORTFOLIO CREDIT QUALITY]

PORTFOLIO CREDIT QUALITY

Aaa/AAA          (39.0%)

Aa/AA             (1.9%)

A                (12.4%)

Baa/BBB          (21.8%)

Ba/BB             (9.3%)

B                (11.3%)

VMIG1/A-1         (3.1%)

Other             (1.2%)

Footnote reads:
As a percentage of market value on 5/31/03. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

We also took advantage of the fund's flexibility to invest a portion of assets outside the health-care sector. We purchased a 5% coupon bond issued by the Philadelphia College of Osteopathic Medicine, maturing in 2011, and rated A by Standard & Poor's. The issue is attractive because the college is a well-established leader in its field with a $65 million endowment. This holding also diversifies the fund by adding exposure in another sector -- higher education.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Paul Drury (Portfolio Leader), Susan McCormack (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke (Portfolio Member), Joyce Dragone, and Jerome Jacobs.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal bond market is cautiously optimistic. We expect that market yields will move higher in the near term as a weakening dollar, Fed policy, the recently enacted tax cut package, and growing federal budget deficits take effect.

Municipal budgets will continue to face significant pressures in the months ahead. Governments will deal with how to implement costly homeland protection measures while at the same time pushing tax cuts to stimulate economic growth. Historically, improvement in the credit quality of state and local governments has lagged a general economic recovery, so we expect municipal credit quality to remain fragile for some time to come.

Over the next few months, the ratio of municipal bond yields to comparable Treasury yields is likely to return to more normal levels. Accordingly, we will look for opportunities to reduce our cross-market arbitrage position (by selling municipal bonds to cover the Treasury futures contracts) and we expect the fund will profit from the transactions.

In our opinion, the market continues to offer attractive value and compelling risk/reward characteristics. With credit spreads remaining very generous, we believe credit risk is worth taking in moderate amounts. We believe municipal bonds could perform well relative to other fixed-income sectors because demand for the bonds is firm and supply should moderate as rates move higher. We believe we have positioned your fund to take advantage of the market's potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.

Performance summary

This section provides information about your fund's performance during its fiscal year, which ended May 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, market price and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

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TOTAL RETURN FOR PERIODS ENDED 5/31/03
-------------------------------------------------------------------------------
                                                                Lipper General
                                                    Lehman         and Insured
                                                 Municipal     Municipal Funds
                                Market                Bond       (Unleveraged)
                     NAV         price               Index   category average*
1 year             10.00%        10.22%              10.36%               7.81%
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5 years            29.71         18.60               36.79               27.53
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Annual average      5.34          3.47                6.47                4.97
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10 years           90.04         68.95               89.42               75.50
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Annual average      6.63          5.38                6.60                5.77
-------------------------------------------------------------------------------
Annual average
(life of fund,
since 6/29/92       7.24          5.27                6.97                6.34
-------------------------------------------------------------------------------

* Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 5/31/03, there were 9, 9, and 8 funds, respectively, in this Lipper category.

-------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03 (most recent calendar quarter)
-------------------------------------------------------------------------------
                     NAV  Market price
1 year              8.36%         9.01%
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5 years            28.76         15.54
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Annual average      5.19          2.93
-------------------------------------------------------------------------------
10 years           86.75         66.60
-------------------------------------------------------------------------------
Annual average      6.45          5.24
-------------------------------------------------------------------------------
Annual average
(life of fund,
since 6/29/92       7.15          5.32
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/03
-------------------------------------------------------------------------------
Putnam Tax-Free Health Care Fund
-------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------
Number                                                     12
-------------------------------------------------------------------------------
Income 1                                               $0.690
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Capital gains 1                                            --
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Total                                                  $0.690
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Share value:                                              NAV     Market price
-------------------------------------------------------------------------------
5/31/02                                                $13.61           $11.99
-------------------------------------------------------------------------------
5/31/03                                                 14.15            12.49
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Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                                  4.88%            5.52%
-------------------------------------------------------------------------------
Taxable equivalent 3                                     7.51             8.49
-------------------------------------------------------------------------------

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

 3 Assumes maximum 35% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.



Comparative indexes

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged list of U.S. Treasury and agency securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends within a category and are based on results at net asset value.

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor website, www.putnaminvestments.com, by calling Putnam's shareholder services line at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.

A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings ---- from dividends and interest income ---- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings ---- as well as any unrealized gains or losses over the period ---- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



Report of independent accountants

The Board of Trustees and Shareholders
Putnam Tax-Free Health Care Fund

We have audited the accompanying statement of assets and liabilities of Putnam Tax-Free Health Care Fund, including the fund's portfolio, as of May 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended May 31, 2000 were audited by other auditors whose report dated July 7, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax-Free Health Care Fund as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
July 2, 2003



The fund's portfolio

May 31, 2003

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
IF COP                Inverse Floating Rate Certificate of Participation
MBIA                  MBIA Insurance Company
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (99.1%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (1.0%)
-------------------------------------------------------------------------------
    $1,900,000 Huntsville -- Carlton Cove,
               Special Care Fac. Auth.
               Rev. Bonds (Carlton Cove Project),
               Ser. A, 8 1/8s,  11/15/31             B/P            $1,881,000

Alaska (1.0%)
-------------------------------------------------------------------------------
     2,000,000 Valdez Marine Term Rev. Bonds (Sohio
               Pipeline), 7 1/8s, 12/1/25            AA+             2,040,000

Arizona (5.1%)
-------------------------------------------------------------------------------
       500,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 7/8s, 12/1/20             BBB               550,625
     1,400,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P            1,480,500
     1,940,000 Cochise Cnty., Indl. Dev. Hosp.
               Auth. Rev. Bonds (Sierra Vista
               Cmnty. Hosp.), 8 1/2s, 12/1/21        AAA/P           2,015,233
               Maricopa Cnty., School Dist. G.O.
               Bonds  (Dist. No. 6 Washington
               Elementary)
     1,000,000 Ser. A, FSA, 5 3/8s, 7/1/16           Aaa             1,205,000
       490,000 Ser. B, FSA, 5 3/8s, 7/1/13           Aaa               583,713
     1,000,000 Pima Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds, Ser. A,
               8 1/2s, 11/15/32                      B/P             1,052,500
     1,875,000 Pinal Cnty., Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 8 1/8s, 12/1/22        Aaa             1,995,844
       975,000 Scottsdale, Indl. Dev. Hosp. Auth.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3              1,021,313
                                                                  ------------
                                                                     9,904,728

California (12.2%)
-------------------------------------------------------------------------------
     1,100,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A,
               5 1/4s, 5/1/20                        A3              1,171,500
     4,000,000 Corona, COP (Hosp. Syst., Inc.),
               Ser. C, 8 3/8s, 7/1/11 (In default)
               (NON)                                 D/P             1,480,000
    17,105,000 Riverside Cnty., Asset Leasing Corp.
               Leasehold Rev. Bonds (Riverside Cnty.
               Hosp.), MBIA, zero %, 6/1/25 (SEG)    Aaa             5,837,081
     3,000,000 San Bernardino Cnty., IF COP, MBIA,
               11.159s, 8/1/28 (acquired 6/27/95,
               cost $3,237,720) (RES)                AAA/P           3,810,000
     9,500,000 San Francisco, City & Cnty. Arpt.
               Rev. Bonds, 6s, 5/1/25                AAA            10,461,869
     1,465,000 Valley Hlth. Syst. COP, 6 7/8s,
               5/15/23                               B+              1,051,138
                                                                  ------------
                                                                    23,811,588

Colorado (3.2%)
-------------------------------------------------------------------------------
     3,000,000 CO Hlth. Fac. Auth. Rev. Bonds
               (Hosp. Impt. - NCMC, Inc.), FSA,
               5 3/4s, 5/15/19                       Aaa             3,461,250
     1,250,000 CO Springs, Hosp. Rev. Bonds,
               6 3/8s, 12/15/30                      A3              1,353,125
     1,500,000 Denver, Hlth. & Hosp. Auth. Hlth.
               Care Rev. Bonds, Ser. A, 5 3/8s,
               12/1/28                               BBB+            1,481,250
                                                                  ------------
                                                                     6,295,625

Connecticut (1.6%)
-------------------------------------------------------------------------------
       750,000 CT State Dev. Auth. First Mtg. Gross
               Rev. Hlth. Care Rev. Bonds (The Elim
               Park Baptist, Inc. Project),  5.85s,
               12/1/33                               BBB+              780,000
     2,080,000 CT State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Edgehill), Ser. A,
               6 7/8s, 7/1/27                        AAA/P           2,269,654
                                                                  ------------
                                                                     3,049,654

Florida (3.6%)
-------------------------------------------------------------------------------
     1,000,000 Highlands Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Adventist Sunbelt),
               Ser. A, 6s, 11/15/31                  A3              1,077,500
     1,000,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Cypress Cove
               Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25   BB-/P             986,250
       880,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                BB                806,300
     1,340,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Orlando Regl. Hlth.
               Care), 5 3/4s, 12/1/32                A2              1,398,625
       750,000 South Miami, Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hlth.), 5 1/4s,
               11/15/33                              Aa3               769,688
     2,000,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B/P             2,002,500
                                                                  ------------
                                                                     7,040,863

Georgia (1.9%)
-------------------------------------------------------------------------------
     1,000,000 Forsyth Cnty., Hosp. Auth.
               Rev. Bonds (Baptist Hlth.
               Care Syst.), 6 1/4s, 10/1/18          AAA/P           1,260,000
               GA Muni. Elec. Pwr. Auth.
               Rev. Bonds, Ser. Y, AMBAC
     1,890,000 6.4s, 1/1/13                          AAA             2,360,138
       110,000 6.4s, 1/1/13 (Prerefunded)            AAA               138,050
                                                                  ------------
                                                                     3,758,188

Illinois (1.1%)
-------------------------------------------------------------------------------
     2,000,000 IL Hlth. Fac. Auth. Rev. Bonds
               (Children's Memorial Hosp.),
               Ser. A, AMBAC, 5 3/4s, 8/15/25        Aaa             2,250,000

Indiana (0.8%)
-------------------------------------------------------------------------------
     1,000,000 IN Hlth. Fac. Fin. Auth. Rev. Bonds
               (Sister of St. Francis Hlth.), MBIA,
               5 3/8s, 11/1/27                       AAA             1,061,250
       500,000 Jasper Hosp. Auth. Rev. Bonds
               (Memorial Hosp. Project), 5 1/2s,
               11/1/32                               AAA               523,125
                                                                  ------------
                                                                     1,584,375

Iowa (1.8%)
-------------------------------------------------------------------------------
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds
     1,500,000 (Care Initiatives), 9 1/4s, 7/1/25    BBB-/P          1,816,875
     1,500,000 (Genesis Med. Ctr.), 6 1/4s, 7/1/25   A+/P            1,616,250
                                                                  ------------
                                                                     3,433,125

Kansas (0.3%)
-------------------------------------------------------------------------------
       500,000 Lenexa, Hlth. Care Rev. Bonds
               (Lakeview Village),
               Ser. C, 6 7/8s, 5/15/32               BB+               529,375

Kentucky (1.4%)
-------------------------------------------------------------------------------
     1,400,000 Jefferson Cnty., Hosp. IFB, MBIA,
               11.492s, 10/23/14                     Aaa             1,458,996
     1,125,000 KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Hlth. Care,
               Inc.), Ser. A, 6 5/8s, 10/1/28        BBB/P           1,202,344
                                                                  ------------
                                                                     2,661,340

Louisiana (1.2%)
-------------------------------------------------------------------------------
     1,500,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/19                   B-/P            1,516,875
     1,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.
               Project), 8 5/8s, 12/1/30             CCC/P             900,000
                                                                  ------------
                                                                     2,416,875

Maine (0.9%)
-------------------------------------------------------------------------------
     1,500,000 ME Hlth. & Higher Edl. Fac. Auth.
               Rev. Bonds, Ser. C, FSA, 5 3/4s,
               7/1/30                                Aaa             1,702,500

Massachusetts (7.3%)
-------------------------------------------------------------------------------
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,500,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              B+/P            1,666,875
     3,360,000 (Rehab. Hosp. Cape & Islands),
               Ser. A, 7 7/8s, 8/15/24               AAA/P           3,666,600
     1,750,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2            1,855,000
       900,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2              952,875
     1,000,000 (Milford-Whitinsville Hosp.),
               Ser. D, 6.35s, 7/15/32                Baa2            1,051,250
     1,000,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+            1,050,000
     1,350,000 (Hlth. Care Syst. - Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-              1,429,313
     1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s,
               7/1/27                                A1              1,057,500
       350,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/16                                BBB+              364,875
     1,135,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/09                                BBB+            1,249,919
                                                                  ------------
                                                                    14,344,207

Michigan (7.8%)
-------------------------------------------------------------------------------
     4,500,000 Dickenson Cnty., Hosp. Rev. Bonds
               (Memorial Hosp. Syst.), 8 1/8s,
               11/1/24                               Baa3            5,023,125
     1,000,000 Garden City, Hosp. Fin. Auth.
               Rev. Bonds (Garden City Hosp.),
               Ser. A, 5 3/4s, 9/1/17                B1                755,000
       800,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-              795,000
               MI State Hosp. Fin. Auth. Rev. Bonds
       500,000 (Sinai Hosp.), 6.7s, 1/1/26           Ba1               433,125
     2,000,000 (Sparrow Hosp.), 5 5/8s, 11/15/31     A1              2,080,000
     1,000,000 Pontiac, Hosp. Fin. Auth.
               Rev. Bonds, 6s, 8/1/23                Ba1               807,500
     3,000,000 Royal Oak, Hosp. Fin. Auth.
               Rev. Bonds (William Beaumont Hosp.),
               Ser. M, MBIA, 5 1/4s, 11/15/35        Aaa             3,180,000
     3,095,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds (Canterbury Hlth.), 6s,
               1/1/39                                B-/P            2,193,581
                                                                  ------------
                                                                    15,267,331

Minnesota (2.0%)
-------------------------------------------------------------------------------
     1,000,000 Duluth, Econ. Dev. Auth. Hlth. Care
               Fac. Rev. Bonds (St. Luke's Hosp.),
               7 1/4s, 6/15/32                       BB              1,032,500
       750,000 MN Agricultural & Econ. Dev.
               Rev. Bonds (Evangelical Lutheran),
               6s, 2/1/27                            A3                801,563
     1,150,000 Rochester, Hlth. Care Fac.
               Rev. Bonds (Olmsted Med. Group),
               7 1/2s, 7/1/19                        AAA/P           1,243,185
       935,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. A,
               6 5/8s, 11/1/17                       Ba2               852,019
                                                                  ------------
                                                                     3,929,267

Missouri (0.9%)
-------------------------------------------------------------------------------
     1,700,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Jefferson Memorial
               Hosp.), 6.8s, 5/15/25                 Baa2            1,768,000

New Hampshire (1.3%)
-------------------------------------------------------------------------------
     1,000,000 NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds (Rivermead at Peterborough),
               5 3/4s, 7/1/28                        BB/P              933,750
     1,500,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BB+/P           1,548,750
                                                                  ------------
                                                                     2,482,500

New Jersey (7.1%)
-------------------------------------------------------------------------------
     2,120,000 Essex Cnty., Impt. Auth. Rev. Bonds,
               Ser. A, FGIC, 5s, 10/1/13             Aaa             2,451,250
     2,635,000 New Jersey State G.O. Bonds, Ser. H,
               FGIC, 5 1/4s, 7/1/16                  AAA             3,122,475
     1,000,000 NJ Econ. Dev. Auth. Rev. Bonds
               (Cedar Crest Vlg. Inc. Fac.),
               Ser. A, 7 1/4s, 11/15/31              BB-/P           1,025,000
     1,000,000 NJ Econ. Dev. Auth. Assisted Living
               Rev. Bonds (Meridian Assisted
               Living), 6 3/4s, 8/1/30               B/P               825,000
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     1,900,000 (New Seasons of Mt. Arlington),
               Ser. A, 8 3/4s, 7/1/30                B/P             1,971,250
     2,500,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3            2,787,500
     1,450,000 (Columbus Regl. Hosp.), Ser. A,
               7 1/2s, 7/1/21                        B2              1,234,313
       500,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33  Baa2              502,500
                                                                  ------------
                                                                    13,919,288

New York (4.9%)
-------------------------------------------------------------------------------
     3,000,000 Metro. Trans. Auth. Rev. Bonds,
               Ser. A, AMBAC, 5 1/2s, 11/15/14       AAA             3,607,500
       915,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (North Shore Hlth.
               Syst.), Ser. C, 5 5/8s, 11/1/10       BB+/P             945,881
     1,100,000 NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Staten Island U. Hosp.
               Project), Ser. A, 6 3/8s, 7/1/31      Baa3            1,161,875
       600,000 NY State Dorm. Auth. Rev. Bonds
               (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1              610,500
       750,000 Orange Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Arden Hill Care Ctr.
               Newburgh), Ser. C, 7s, 8/1/31         BB-/P             772,500
     1,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Southampton
               Hosp.), Ser. A, 7 1/4s, 1/1/20        B-/P            1,000,000
     1,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Cont. Care Ret. Rev. Bonds
               (Jefferson's Ferry), Ser. A, 7 1/4s,
               11/1/28                               BB-/P           1,058,750
       500,000 Yonkers, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (St. John's Riverside
               Hosp.), Ser. A, 7 1/8s, 7/1/31        BB                523,125
                                                                  ------------
                                                                     9,680,131

North Carolina (1.6%)
-------------------------------------------------------------------------------
       900,000 NC Med. Care VRDN (Carolina Meadows,
               Inc.), 1.3s, 6/1/28                   A-1               900,000
     1,000,000 NC Med. Care Comm. Rev. Bonds
               (Southeastern Regl. Med. Ctr.),
               5 3/8s, 6/1/32                        A               1,033,750
     1,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1            1,126,250
                                                                  ------------
                                                                     3,060,000

Ohio (2.9%)
-------------------------------------------------------------------------------
     2,000,000 Cuyahoga Cnty., Rev. Bonds
               (Cleveland Clinic Foundation),
               Ser. A, 6s, 1/1/32                    A               2,170,000
     1,500,000 Erie Cnty., Ohio Hosp. Fac.
               Rev. Bonds (Firelands Regl. Med.
               Ctr.), 5 5/8s, 8/15/32                A2              1,571,250
       750,000 Lorain Cnty., Rev. Bonds (Catholic
               Hlth.), 5 1/4s, 10/1/33               AA-               776,250
     1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
               (Kettering Med. Ctr.), 6 3/4s,
               4/1/22                                Baa1            1,083,750
                                                                  ------------
                                                                     5,601,250

Oklahoma (1.7%)
-------------------------------------------------------------------------------
               OK Dev. Fin. Auth. Rev. Bonds
     1,000,000 (Continuing Care Retirement),
               Ser. A, 8s, 2/1/32                    B/P             1,005,000
     3,000,000 (Hillcrest Hlth. Care), Ser. A,
               5 5/8s, 8/15/29                       B-              2,287,500
                                                                  ------------
                                                                     3,292,500

Pennsylvania (9.9%)
-------------------------------------------------------------------------------
     2,210,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds
               (UPMC Hlth.), Ser. B, MBIA, 6s,
               7/1/24                                Aaa             2,745,925
       500,000 Allentown, Hosp. Auth. Rev. Bonds
               (Sacred Heart Hosp.), Ser. A,
               6 3/4s, 11/15/14                      Baa3              500,625
       800,000 Blair Cnty., Indl. Dev. Auth.
               Rev. Bonds (Vlg of PA State
               Project), Ser. A, 6.9s, 1/1/22        BB-/P             836,000
       500,000 Chester Cnty., Hlth. & Ed. Fac. Auth
               Rev. Bonds (Jenners Pond, Inc.),
               7 1/4s, 7/1/24                        BB-/P             511,875
     1,765,000 College Township, Indl. Dev. Auth.
               Rev. Bonds (Nittany Valley Rehab.
               Hosp.), 7 5/8s, 11/1/07               AAA/P           2,025,338
     1,030,000 Delaware Cnty., Hosp. Auth. G.O.
               Bonds (Crozer-Chester Med. Ctr.),
               6 1/4s, 12/15/31                      Baa2            1,053,175
     2,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hlth.
               Net), Ser. A, 5 1/4s, 7/1/32          A2              2,030,000
     1,215,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Med.), 5s, 12/1/11        A               1,360,800
       552,979 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Hosp.  Rev. Bonds
               (Graduate Hlth. Syst.), Ser. B,
               6 1/4s, 7/1/13 (In default) (NON)     D/P                   691
     2,950,000 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. IFB, FGIC, 9.136s, 3/6/12  Aaa             3,162,341
       710,578 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds  (Graduate
               Hlth. Syst. Oblig. Group), 7 1/4s,
               7/1/18 (In default) (NON)             D/P                   888
     1,450,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-              1,526,125
     1,250,000 WA Cnty., Hosp. Auth. Rev. Bonds
               (Monongah Ela Vy Hosp. Project),
               6 1/4s, 6/1/22                        A3              1,376,563
       600,000 West Shore Area Hosp. Auth.
               Rev. Bonds (Holy Spirit Hosp.),
               6 1/4s, 1/1/32                        BBB+              627,000
     1,450,000 York Cnty., Indl. Dev. Auth. 1st
               Mtge. Hlth. Fac. Rev. Bonds
               (Rehabilitation Hosp. of York),
               7 1/2s, 9/1/07                        AAA/P           1,647,563
                                                                  ------------
                                                                    19,404,909

South Carolina (2.4%)
-------------------------------------------------------------------------------
       500,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, ,8/15/32              BBB+              531,875
     3,000,000 SC Jobs Econ. Dev. Auth. Rev. Bonds
               (St. Francis Hosp. - Franciscan
               Sisters), 7s, 7/1/15                  AAA/P           3,188,610
       800,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A, 7 3/8s, 12/15/21   Baa2              915,000
                                                                  ------------
                                                                     4,635,485

South Dakota (3.9%)
-------------------------------------------------------------------------------
     2,500,000 SD Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Prairie Lakes), 5.65s, 4/1/22        Baa2            2,543,750
     5,000,000 SD State Hlth & Edl. Fac. Auth. VRDN
               (Rapid City Regl. Hosp.), MBIA,
               1.3s, 9/1/27                          VMIG1           5,000,000
                                                                  ------------
                                                                     7,543,750

Tennessee (1.5%)
-------------------------------------------------------------------------------
     2,500,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                Baa2            2,856,250

Texas (4.2%)
-------------------------------------------------------------------------------
       715,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 7s, 11/15/33     BB+/P             721,256
     1,500,000 Georgetown, Hlth. Fac. Dev. Corp.
               Rev. Bonds, 6 1/4s, 8/15/29           BB+             1,445,625
     3,700,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Memorial Hlth. Syst.
               of East TX), 5.7s, 2/15/28            BBB-            2,987,750
     1,870,000 Tarrant Cnty., Hosp. Dist.
               Rev. Bonds, MBIA, 5 1/2s, 8/15/19     Aaa             2,124,788
     1,000,000 Tyler, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Mother Frances Hosp.),
               5 3/4s, 7/1/33                        Baa1            1,022,500
                                                                  ------------
                                                                     8,301,919

Utah (0.5%)
-------------------------------------------------------------------------------
     1,000,000 Salt Lake City, Hosp. IFB (IHC
               Hosp., Inc.), AMBAC, 12.1s, 5/15/20
               (acquired 6/6/97, cost $1,171,200)
               (RES)                                 Aaa             1,006,250

Vermont (1.0%)
-------------------------------------------------------------------------------
     1,870,000 VT State Edl. & Hlth. Bldg. Fin.
               Agcy. Rev. Bonds (Northwestern Med.
               Ctr.), 6 1/4s, 9/1/18                 BBB             1,940,125

Virginia (0.4%)
-------------------------------------------------------------------------------
       750,000 Henrico Cnty., Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6 1/2s, 6/1/22                BB+/P             765,938

West Virginia (0.7%)
-------------------------------------------------------------------------------
     2,000,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      Ba3             1,412,500
-------------------------------------------------------------------------------
               Total Investments
               (cost $188,561,145)                                $193,570,836
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $195,333,780.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2003 was $4,816,250 or 2.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2003.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN are the current interest rates at May 31, 2003.

      The fund had the following insurance concentration greater than 10% at May 31, 2003
      (as a percentage of net assets):

        MBIA                    12.9%

Futures Contracts Outstanding at May 31, 2003

                           Market      Aggregate   Expiration    Unrealized
                           Value      Face Value      Date      Depreciation
-------------------------------------------------------------------------------
U.S. Treasury Note 10 yr
(Short)                  $8,527,497   $8,481,630     Sep-03       $(45,867)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
May 31, 2003

Assets
-----------------------------------------------------------------------------
Investments in securities, at value (identified cost
$188,561,145) (Note 1)                                           $193,570,836
-----------------------------------------------------------------------------
Cash                                                                1,072,324
-----------------------------------------------------------------------------
Interest and other receivables                                      3,110,879
-----------------------------------------------------------------------------
Receivable for securities sold                                        100,093
-----------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                4,500
-----------------------------------------------------------------------------
Total assets                                                      197,858,632
-----------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------
Distributions payable to shareholders                                 793,870
-----------------------------------------------------------------------------
Payable for securities purchased                                    1,360,544
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          311,738
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             20,416
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                          24,303
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                              764
-----------------------------------------------------------------------------
Other accrued expenses                                                 13,217
-----------------------------------------------------------------------------
Total liabilities                                                   2,524,852
-----------------------------------------------------------------------------
Net assets                                                       $195,333,780
-----------------------------------------------------------------------------

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Note 1)                                         $191,839,873
-----------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (117,705)
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (1,352,212)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                          4,963,824
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $195,333,780
-----------------------------------------------------------------------------

Computation of net asset value
-----------------------------------------------------------------------------
Net asset value per share ($195,333,780 divided by
13,807,168 shares)                                                     $14.15
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended May 31, 2003

Interest income:                                                  $11,814,161

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,291,876
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        185,340
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      12,917
-----------------------------------------------------------------------------
Administrative services (Note 2)                                        8,611
-----------------------------------------------------------------------------
Other                                                                 112,261
-----------------------------------------------------------------------------
Total expenses                                                      1,611,005
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                            (18,311)
-----------------------------------------------------------------------------
Net expenses                                                        1,592,694
-----------------------------------------------------------------------------
Net investment income                                              10,221,467
-----------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                   1,591,872
-----------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (244,339)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year                                           5,403,952
-----------------------------------------------------------------------------
Net gain on investments                                             6,751,485
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations              $16,972,952
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                         Year ended May 31
Increase in net assets                                 2003              2002
-----------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------
Net investment income                           $10,221,467       $11,008,108
-----------------------------------------------------------------------------
Net realized gain (loss) on investments           1,347,533          (137,213)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments        5,403,952         1,528,297
-----------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       16,972,952        12,399,192

Distributions to shareholders: (Note 1)
-----------------------------------------------------------------------------
From tax exempt income                           (9,525,611)      (10,677,628)
-----------------------------------------------------------------------------
From ordinary income                                     --            (7,640)
-----------------------------------------------------------------------------
Total increase in net assets                      7,447,341         1,713,924

Net assets
-----------------------------------------------------------------------------
Beginning of year                               187,886,439       186,172,515
-----------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of $117,705
and $790,556, respectively                     $195,333,780      $187,886,439
-----------------------------------------------------------------------------

Number of fund shares
-----------------------------------------------------------------------------
Shares outstanding at beginning and end of
year                                             13,807,168        13,807,168
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Per-share                                          Year ended May 31
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $13.61          $13.48          $13.18
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .74             .80             .79
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .49             .10             .40
-------------------------------------------------------------------------------
Total from  investment
operations                               1.23             .90            1.19
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.69)           (.77)           (.89)
-------------------------------------------------------------------------------
From net realized gain
on investments                             --              --              --
-------------------------------------------------------------------------------
Total distributions                      (.69)           (.77)           (.89)
-------------------------------------------------------------------------------
Net asset value, end of period         $14.15          $13.61          $13.48
-------------------------------------------------------------------------------
Market price, end of period           $12.490         $11.990         $13.110
-------------------------------------------------------------------------------
Total return at market price
(%)(b)                                  10.22           (2.86)          19.40
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                            $195,334        $187,886        $186,173
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                         .84             .88             .89
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                5.35            5.84            5.91
-------------------------------------------------------------------------------
Portfolio turnover (%)                  25.46           19.71           12.01
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

Per-share                                 Year ended May 31
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $14.50          $15.02
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .85             .89
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.26)           (.46)
-------------------------------------------------------------------------------
Total from  investment
operations                               (.41)            .43
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.91)           (.90)
-------------------------------------------------------------------------------
From net realized gain
on investments                             --            (.05)
-------------------------------------------------------------------------------
Total distributions                      (.91)           (.95)
-------------------------------------------------------------------------------
Net asset value, end of period         $13.18          $14.50
-------------------------------------------------------------------------------
Market price, end of period           $11.750         $14.563
-------------------------------------------------------------------------------
Total return at market price
(%)(b)                                 (13.19)           6.89
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                            $181,991        $200,148
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                         .88             .90
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                6.19            5.98
-------------------------------------------------------------------------------
Portfolio turnover (%)                  12.37            8.53
--------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.



Notes to financial statements
May 31, 2003

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2003, the fund had a capital loss carryover of approximately $1,041,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
      $928,000   May 31, 2008
       113,000   May 31, 2009

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2003, the fund reclassified $23,005 to increase distributions in excess of net investment income and $23,005 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation               $12,280,415
Unrealized depreciation                (7,270,657)
                                     ------------
Net unrealized appreciation             5,009,758
Undistributed tax-exempt
  income                                1,165,481
Undistributed ordinary
  income                                      110
Capital loss carryforward              (1,041,154)
Cost for federal income
  tax purposes                       $188,561,078

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. On January 1, 2003, the fees payable to Putnam Management under the fund's management contract were changed to 0.65% of the weekly average net assets of the fund. Prior to January 1, 2003, the fee was equal to 0.70% of the weekly average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2003, the fund's expenses were reduced by $18,311 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $692 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended May 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $47,340,511 and $51,626,926, respectively. There were no purchases and sales of U.S. government obligations.

Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties,
Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981
President and Chief Executive Officer of Putnam Investments and Putnam
Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2003, there were 104 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.

Officers

In addition to George Putnam, III and Lawrence J. Lasser, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Brett C. Browchuk (2/27/63)
Vice President
Since 1994

Managing Director, Putnam Investments and Putnam Management

Charles E. Haldeman Jr. (10/29/48)
Vice President
Since 2002

Senior Managing Director, Putnam Investments and Putnam
Management. Prior to October 2002, Chief Executive Officer,
Lincoln National Investment Companies; prior to January
2000, President and Chief Operating Officer, United Asset
Management.

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Richard A. Monaghan (8/25/54)
Vice President
Since 1998

Senior Managing Director, Putnam Investments and Putnam
Retail Management. Prior to November 1998, Managing
Director, Merrill Lynch

Stephen M. Oristaglio (8/21/55)
Vice President
Since 1998

Senior Managing Director, Putnam Investments and Putnam
Management. Prior to July 1998, Managing Director, Swiss
Bank Corp.

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard
(6/5/62)  Vice President
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

Jerome J. Jacobs (8/20/58)
Vice President
Since 1996

Managing Director of Putnam Management

The address of each Officer is One Post Office Square, Boston, MA 02109.



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Accountants
KPMG LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------


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88667  168  7/03



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

 Voting Procedures for Referral Items
-------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: July 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: July 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 24, 2003